The information contained in the attached Computational Materials, Structural Term Sheet , or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information.

The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connect ion with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current . A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS
Fremont Mortgage Corp
SABR2005-FR4 Preliminary Collateral Analysis
All records
6,074 records
Balance: 1,098,257,690

Entire Pool

			% of
			Mortgage
			Loan Pool by
		Aggregate	Aggregate	Weighted	Weighted
	Number	Cut-off	Cut-off	Average	Average	Weighted
	of	Date	Date	Gross	Remaining	Average
	Mortgage	Principal	Principal	Interest	Term	Original
Back Debt to Income Ratio Entire Pool	Loans	Balance	Balance	Rate	(months)	LTV (%)
0.00 - 9.99	26	$4,612,145	0.42	7.291	354	81.38
10.00 - 19.99	112	20,134,453	1.83	7.440	352	79.17
20.00 - 24.99	163	23,459,172	2.14	7.419	350	80.78
25.00 - 29.99	331	57,197,341	5.21	7.166	353	79.91
30.00 - 34.99	515	80,601,307	7.34	7.324	352	80.98
35.00 - 39.99	847	149,455,304	13.61	7.252	353	81.94
40.00 - 44.99	1,330	239,743,133	21.83	7.236	353	83.02
45.00 - 49.99	2,150	386,558,174	35.20	7.084	352	84.08
50.00 - 54.99	597	136,156,762	12.40	7.389	354	80.68
55.00 >=	3	339,899	0.03	7.174	354	72.41
Total:	6,074	$1,098,257,690	100.00	7.215	353	82.51
Minimum: 2.26
Maximum: 55.66
Weighted Average: 42.49

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Interest Only Loans

			% of
			Mortgage
			Loan Pool by
		Aggregate	Aggregate	Weighted	Weighted
	Number	Cut-off	Cut-off	Average	Average	Weighted
	of	Date	Date	Gross	Remaining	Average
	Mortgage	Principal	Principal	Interest	Term	Original
Back Debt to Income Ratio IO Loans Only	Loans	Balance	Balance	Rate	(months)	LTV (%)
0.00 - 9.99	4	$1,051,269	0.36	6.019	355	80.00
10.00 - 19.99	12	3,303,528	1.13	6.257	354	77.90
20.00 - 24.99	21	6,098,639	2.09	6.058	355	77.82
25.00 - 29.99	45	14,361,130	4.91	6.115	355	77.62
30.00 - 34.99	77	18,668,446	6.38	6.221	355	78.25
35.00 - 39.99	142	40,835,667	13.96	6.209	355	78.86
40.00 - 44.99	247	75,224,711	25.72	6.126	355	79.58
45.00 - 49.99	466	131,169,581	44.85	6.061	355	79.45
50.00 - 54.99	7	1,681,600	0.57	5.983	355	80.00
55.00 >=	1	80,000	0.03	5.800	355	64.00
Total:	1,022	$292,474,571	100.00	6.113	355	79.18
Minimum: 5.16
Maximum: 55.66
Weighted Average: 42.21

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3. Range of Original LTV Ratios (%) IO Only

			% of
			Mortgage
			Loan Pool by
		Aggregate	Aggregate	Weighted	Weighted
	Number	Cut-off	Cut-off	Average	Average	Weighted
	of	Date	Date	Gross	Remaining	Average
	Mortgage	Principal	Principal	Interest	Term	Original
Range of Original LTV Ratios (%) IO Only	Loans	Balance	Balance	Rate	(months)	CLTV (%)
45.01 - 50.00	1	$89,400	0.03	6.400	355	49.67
50.01 - 55.00	1	319,000	0.11	5.800	355	50.24
55.01 - 60.00	5	1,517,382	0.52	5.740	355	56.64
60.01 - 65.00	14	4,256,184	1.46	5.756	355	62.43
65.01 - 70.00	14	6,333,702	2.17	6.107	355	69.23
70.01 - 75.00	16	6,279,275	2.15	5.935	354	74.11
75.01 - 80.00	969	272,826,528	93.28	6.124	355	79.92
85.01 - 90.00	1	453,600	0.16	6.450	353	90.00
90.01 - 95.00	1	399,499	0.14	6.200	355	93.46
Total:	1,022	$292,474,571	100.00	6.113	355	79.18
Minimum: 49.67%
Maximum: 93.46%
Weighted Average: 79.18%

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4. FICO Score IO Only

			% of
			Mortgage
			Loan Pool by
		Aggregate	Aggregate	Weighted	Weighted
	Number	Cut-off	Cut-off	Average	Average	Weighted
	of	Date	Date	Gross	Remaining	Average
	Mortgage	Principal	Principal	Interest	Term	Original
FICO Score IO Only	Loans	Balance	Balance	Rate	(months)	CLTV (%)
521 - 540	1	$255,091	0.09	9.150	354	74.06
561 - 580	8	1,314,223	0.45	6.745	355	80.00
581 - 600	167	36,852,584	12.60	6.545	355	79.73
601 - 620	137	37,229,519	12.73	6.082	355	78.51
621 - 640	116	31,759,585	10.86	5.951	355	78.54
641 - 660	164	47,287,203	16.17	6.047	355	79.26
661 - 680	164	48,565,021	16.60	6.115	355	78.89
681 - 700	117	38,430,434	13.14	6.032	355	79.48
701 - 720	65	22,704,502	7.76	6.015	355	79.79
721 - 740	35	11,613,071	3.97	6.054	355	79.06
741 - 760	28	10,009,581	3.42	5.958	355	79.93
761 - 780	12	3,511,989	1.20	5.883	355	80.00
781 - 800	8	2,941,768	1.01	6.158	354	80.00
Total:	1,022	$292,474,571	100.00	6.113	355	79.18
Non-Zero Minimum: 540
Maximum: 798
Non-Zero Weighted Average: 657